Exhibit 10.02

CREDIT SUISSE ENERGY LLC

11 Madison Avenue Telephone 212-325-2000

New York, NY 10010 www.credit-suisse.com

CONFIRMATION AMENDMENT

DATE:	March 30, 2009

TO:	El Paso Electric Company (“El Paso”)

ATTN:

FROM:	Credit Suisse Energy LLC (“CSE”)

RE:	Amendment to the El Paso and CSE Confirmation dated 3 September 2008 (Reference ID: ****) (the “Confirmation”).

The “Special Conditions” in the Confirmation provides that;

“The Parties may agree to a fixed Gas Reference Price for Minimum Schedule Energy (as defined below) to be delivered and received during a specific calendar month(s). If the Parties agree to a fixed Gas Reference Price, Counterparty shall contemporaneously provide CSE a non-amendable schedule stating the minimum amount of energy (which in no event shall be less than 25 MW) to be delivered and received during all hours other than Off-Peak Hours during the applicable calendar month (the “Minimum Schedule Energy”). Upon verbal confirmation of the non-amendable schedule, Counterparty shall be deemed to have exercised the call option for the Minimum Schedule Energy for the calendar month, and the agreed fixed Gas Reference Price shall apply to all Minimum Schedule Energy scheduled for delivery and receipt in such calendar month. The variable Gas Reference Price described in the immediately preceding paragraph shall apply to all other energy (i.e., non-Minimum Schedule Energy) scheduled by Counterparty for delivery and receipt during such month. If the Parties are unable to agree upon a fixed Gas Reference Price for any particular month, the variable Gas Reference Price referenced in the Gas Reference Price paragraph shall apply to all energy scheduled by Counterparty for delivery and receipt during such month.”,

Therefore, as of the date set forth above , CSE and El Paso agree to amend the Confirmation by inserting the following after the “Special Conditions” : “In accordance with the foregoing Special Conditions, as of March 30, 2009, CSE and El Paso agree to fix the Gas Reference Price for the following Hourly Quantities and Month:

        Reference: ****

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

	Peak 1	Peak 3	Fixed Gas Reference Price
	6X6 (MW/h)	1X16 (MW/h)	$/MMBtu
April 2-April 30, 2009	****	****	****
May-09	****	****	****
Jun-09	****	****	****
Sep-09	****	****	****
Oct-09	****	****	****
Nov-09	****	****	****
Dec-09	****	****	****
Jan-10	****	****	****
Feb-10	****	****	****
Mar-10	****	****	****
Apr-10	****	****	****

The Confirmation, as amended herein, shall continue in full force and effect.

Yours faithfully,

CREDIT SUISSE ENERGY LLC

By:	/s/ DEAN BRIER
Name:	Dean Brier
Title:	Vice President

Confirmed as of the date first written above:

EL PASO ELECTRIC COMPANY

By:	/s/ STEVE BURACZYK
Name:	Steve Buraczyk
Title:	Vice President

        Reference: ****

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.